UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2010
Transdel Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52998	45-0567010

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4225 Executive Square, Suite 485 La Jolla, CA	92037

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 457-5300
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement.
     The information included in Item 2.03 is incorporated by reference into this Item 1.01.
Item 2.03. Creation of a Direct Financial Obligation of the Registrant
     On April 5, 2010, Transdel Pharmaceuticals, Inc. (the “Company”) issued a Senior Convertible Promissory Note (the “Note”) to an existing shareholder through a private debt financing. The Note has a two-year term and an annual interest rate of 7.5 percent. The Company has a right to prepay the Note at any time upon providing written notice to the holder. At any time prior to the Company’s repayment of the Note, the holder may convert all or any part of the outstanding principal and accrued interest on the Note into shares of the Company’s common stock at a conversion rate of $1.00 per share. All principal and interest are due and payable on April 5, 2012 (“Maturity Date”), subject to prepayment of the Note by the Company or the holder electing to convert the Note into shares of the Company’s common stock prior to the Maturity Date. The Company received gross proceeds from the issuance of the Note in the aggregate amount of $1,000,000. There were no discounts or commissions paid in connection with this private placement. The proceeds will be used for working capital purposes.
     The private placement was made solely to “accredited investors,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (“Securities Act”). The securities that would be issued upon the conversion of all or a portion of the Note are not registered under the Securities Act or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.
     The foregoing is not a complete summary of the terms of the Note described in this Item 2.03, and reference is made to the complete text of the Form of Senior Convertible Note Purchase Agreement and Form of Senior Convertible Promissory Note attached hereto as Exhibits 10.1 and 10.2, respectively.
Item 3.02. Unregistered Sales of Equity Securities.
     The information included in Item 2.03 is incorporated by reference into this Item 3.02.
Item 8.01. Other Events.
     On April 8, 2010, the Company issued a press release announcing the closing of the private debt financing. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The exhibits listed in the following Exhibit Index were filed as exhibits to the Form 8-K.

Exhibit No.	Description

10.1	Form of Senior Convertible Note Purchase Agreement

10.2	Form of Senior Convertible Promissory Note

99.1	Press Release dated April 8, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Transdel Pharmaceuticals, Inc.
Date: April 8, 2010	By:	/s/ John Lomoro
John T. Lomoro
Acting Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Senior Convertible Note Purchase Agreement

10.2	Form of Senior Convertible Promissory Note

99.1	Press Release dated April 8, 2010

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